UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2022
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive
Lake Zurich, Illinois 60047
(Address of Registrant’s Principal Executive Office, Including Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACCO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors ore Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On March 1, 2022, the Board of Directors of ACCO Brands Corporation (the “Company”), upon the recommendation of the Company’s Nominating, Governance and Sustainability Committee, elected Gina Boswell as a director of the Company effective immediately. Ms. Boswell is expected to serve until the 2022 Annual Meeting of Stockholders, where she is expected to be included as one of the director nominees for election at the 2022 Annual Meeting, or until her successor is duly elected and qualified. Ms. Boswell’s election fills a vacancy on the Company’s Board of Directors. Ms. Boswell will serve as a member of the Board of Director’s Finance and Planning Committee and Nominating, Governance and Sustainability Committee.

From May 2017 until her retirement in October 2019, Ms. Boswell was President, Customer Development for Unilever U.S.A., one of the largest markets for Unilever PLC, a multinational consumer goods company. From September 2015 to May 2017, she served as Executive Vice President and General Manager for Unilever UK and Ireland and before that as Executive Vice President, Personal Care. Prior to joining Unilever, Ms. Boswell served in various senior leadership positions with numerous consumer goods companies, including The Alberto Culver Company, Avon Products, Inc., Ford Motor Company and Estee Lauder Companies. Ms. Boswell has been a director of Manpower Group, Inc. since 2007 and a director of Wolverine Worldwide, Inc. since 2013.

There are no arrangements or understandings between Ms. Boswell and any other person pursuant to which she was selected as a director to the Company. Ms. Boswell does not have any material interest in any related party transaction required to be reported under Item 404(a) of Regulation S-K. The Board of Directors has determined that Ms. Boswell is independent under the requirements of the New York Stock Exchange and the Company’s Corporate Governance Principles. Ms. Boswell will receive the same compensation as is paid to other non-employee directors of the Company. As of her appointment to the Board of Directors, Ms. Boswell did not beneficially own any common stock of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	March 1, 2022	By:	/s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Senior Vice President,
General Counsel and Corporate Secretary